Exhibit-32.1 -- Certification per Sarbanes-Oxley Act (Section 906)

I am the Principal Executive Officer and Principal Financial Officer of Raven Gold Corp., a Nevada corporation (the "Company"). I am delivering this certificate in connection with the Form 10-K of the Company for the year ended April 30, 2010 and filed with the U. S. Securities and Exchange Commission ("Form 10-K").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the amended Form 10-K fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the amended Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/ Mike Wood
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       Mike Wood
Its:   Principal Executive Officer
       Principal Financial Officer

Dated:  August 13, 2010
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                                           /s/ Mike Wood
                                           ---------------------------
                                               Mike Wood
                                               Chief Executive Officer
                                               Chief Financial Officer

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